UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 15, 2022

KAVILCO INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Alaska

(State or Other Jurisdiction of Incorporation)

811-6027

(Commission File Number)

92-0045958

(IRS Employer Identification No.)

1000 Second Avenue, Suite 3320, Seattle, WA 98104

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (206) 624-6166

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item	4.01 Changes in Registrant’s Certifying Accountant.

 On July 15, 2022, the Board of Directors received notice from BDO USA, LLP (“BDO”), the independent registered public accounting firm of Kavilco Incorporated (the “Company”), that they were resigning as the Company’s registered account firm effective immediately.

The reports of BDO on the financial statements of the Company for the fiscal years ended December 31, 2020, and 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2020, and 2021, and through July 15, 2022, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and related instructions thereto between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2020, and 2021, and the interim period through July 15, 2022, BDO did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with the disclosures under this Item 4.01 prior to its filing with the Securities and Exchange Commission and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from BDO is filed as Exhibit hereto.

The full board of directors acts as an audit committee and will be provided a copy of the 8k filing.

   Item 9.01          Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.         Description

16.1                  Letter of BDO USA, LLP dated July 20, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kavilco Inc.

(Registrant)

July 20, 2022

By:  /s/ Scott Burns

Scott Burns,

Chief Financial Officer